Exhibit 99.1

Contact:	David Young
Chief Financial Officer
TESSCO Technologies Incorporated
410.229.1380
young@tessco.com

FOR IMMEDIATE RELEASE

TESSCO Reaches Agreement for Acquisition of WLAN Businesses

TESSCO’s Fixed Wireless Broadband Product Offering

and Training Services Would be Expanded

HUNT VALLEY, MD, April 5, 2006 – TESSCO Technologies Incorporated (Nasdaq: TESS), a value-added supplier of the product solutions needed to design, build, run, maintain, and use wireless systems, today announced that it has signed a definitive agreement to acquire the non-cash assets and businesses of TerraWave Solutions, Ltd. and its commonly owned affiliate, GigaWave Technologies, Ltd. Closing of the transaction is scheduled for late April, subject to certain conditions.

TerraWave designs, configures, and offers 802.11 Wi-Fi products and accessories, many of which are branded under TerraWave’s private label. Some of the TerraWave-branded products are sold with products of Cisco Systems under Cisco’s Strategic Technology Integrator program.

GigaWave provides curriculum development and hands-on, instructor-led training courses for the Wireless Local Area Network (WLAN) industry. GigaWave develops and delivers wireless networking courseware for Cisco Systems, allowing IT professionals to obtain Cisco Wireless Certifications.

Robert B. Barnhilll, TESSCO’s chairman, president and CEO commented, “This acquisition would enhance our wireless broadband product offering, specifically within the 802.11 WLAN market. TerraWave, as a division of TESSCO, expects to continue to serve as a Cisco Strategic Technology Integrator partner, as well as the official test bed fulfillment source of the Wi-Fi Alliance. In addition, the GigaWave division of TESSCO would expand our overall training programs and provide Cisco Certified Learning Partner programs for WLAN professionals. TerraWave products and GigaWave training programs would be made available and sold by TESSCO as a part of TESSCO’s Your Total Source® offering. The four industry-respected founders, along with other key employees, will join TESSCO and be responsible for the performance of TerraWave and GigaWave as TESSCO business units. This potential acquisition should make a significant contribution to our goal of Delivering Everything for Wireless® mobile and fixed voice communication and broadband solutions.”

-more-

“We feel that the business synergies that will come from this agreement with TESSCO are extraordinary,” said Chris Marco, president of TerraWave Solutions and GigaWave Technologies. “Combining our extensive WLAN experience and capability with TESSCO’s wireless industry marketing and operating excellence, should establish TESSCO as a leading provider of WLAN solutions. We look forward to becoming a part of TESSCO and building on our collective successes.”

Under the terms of the agreement, TESSCO will purchase the non-cash assets and businesses of TerraWave and GigaWave for a cash payment of approximately $4 million at closing, plus contingent future cash earn-out payments over a four-year period contingent on the achievement of certain minimum earnings thresholds. (Of the approximately $4 million of cash payable at closing, $1.5 million constitutes a prepayment of future earn-out payments). The maximum amount of contingent earn-out payments (after subtracting the $1.5 million prepayment) is $15.5 million. The combined un-audited revenues of TerraWave and GigaWave were approximately $12 million in calendar 2005. TESSCO expects the TerraWave/GigaWave business to contribute positive earnings and operating cash flows during fiscal 2007.

About TESSCO

TESSCO Technologies Incorporated is a value-added supplier of the product solutions needed to design, build, run, maintain and use wireless systems. TESSCO is committed to delivering, fast and complete, the product needs of wireless system operators, program managers, contractors, resellers, and self-maintained utility, transportation, enterprise and government organizations. As Your Total Source® supplier of mobile and fixed-wireless network infrastructure products, mobile devices and accessories, and installation, test and maintenance equipment and supplies, TESSCO assures customers of on-time availability, while streamlining their supply chain process and lowering inventories and total costs. To learn more, please visit TESSCO.com.

About TerraWave Solutions

TerraWave Solutions, Ltd. offers Wi-Fi infrastructure solutions and accessories to partners throughout the world. Focusing solely on 802.11 products, TerraWave manufactures, integrates and supplies Wi-Fi components based on the unique requirements of every client.

TerraWave’s goal is to provide partners with custom Wi-Fi solutions that address every aspect of wireless LAN deployment in the enterprise. TerraWave’s wireless networking knowledge and comprehensive line of leading-edge products means partners receive complete solutions for deploying, managing, and securing their wireless networks. To learn more, please visit terra-wave.com

About GigaWave Solutions

GigaWave Technologies, Ltd. is a leading provider of innovative training services and curriculum development for the dynamic and rapidly expanding Wireless Local Area Network (WLAN) industry. Services include hands-on, instructor-led training, as well as curriculum and lab certification development. GigaWave has the knowledge to thoroughly train IT professionals who need to know how to design, install and sell WLAN technologies.

GigaWave participates in the development and delivery of wireless networking courseware for Cisco Systems. GigaWave allows IT professionals to obtain one of the most admired certifications available today and reap the benefits of a Cisco Wireless Certification. To learn more, please visit giga-wave.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act as amended. These forward-looking statements may generally be identified by the use of the words “may,” “will,” “expects,” “anticipates,” “believes,” “estimates,” and similar expressions, and involve a number of risks and uncertainties. For a variety of reasons, actual results may differ materially from those described in or contemplated by any such forward-looking statement. Consequently, the reader is cautioned to consider all forward-looking statements in light of the risks to which they are subject.

Without limiting the foregoing, the statements in this press release regarding TESSCO acquiring the business assets of TerraWave and GigaWave, TESSCO’s ability to benefit from the acquisition and the acquired businesses and relationship assets, and any implication as to possible contributions to TESSCO’s revenues resulting from the acquisition are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act as amended. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statement as a result of a number of factors, including the risks that TESSCO may not complete the acquisition of TerraWave and GigaWave, and if completed, that any expected benefits from the acquisition may not be realized, as well as all other risks to which our business and operating results are generally subject.

We are not able to identify or control all circumstances that could occur in the future that may adversely affect our business and operating results. Included among the risks that could lead to a materially adverse impact on our business or operating results are the termination or non-renewal of limited duration agreements or arrangements with our vendors and affinity partners which are typically terminable by either party upon several months notice; loss of significant customers or relationships, including affinity relationships; loss of customers either directly or indirectly as a result of consolidation among large wireless service carriers and others within the wireless communications industry; the strength of the customers’, vendors’ and affinity partners’ business; economic conditions that may impact customers ability to fund purchase of our products and services; our dependence on a relatively small number of suppliers and vendors, which could hamper our ability to maintain appropriate inventory levels and meet customer demand; failure of our information technology system or distribution system; technology changes in the wireless communications industry, which could lead to significant inventory obsolescence and/or our inability to offer key products that our customers demand; third-party freight carrier interruption; increased competition from competitors, including manufacturers or national and regional distributors of the products we sell and the absence of significant barriers to entry which could result in pricing and other pressures on profitability and market share; the possibility that, for unforeseen reasons, we may be delayed in entering into or performing, or may fail to enter into or perform, anticipated contracts or may otherwise be delayed in realizing or fail to realize anticipated revenues or anticipated savings; and inability to protect certain intellectual property, including systems and technologies on which we rely. TESSCO does not undertake any obligation to update forward-looking or other statements in this release.

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